Exhibit 10.61

                  THIRD AMENDMENT TO CREDIT AGREEMENT



     This Third Amendment to Credit Agreement (this "Third Amendment") is entered into as of the 30th day of September, 1997, by and among Triton Energy Limited, a Cayman Islands corporation ("TEL"), NationsBank of Texas, N.A., as Administrative Agent ("Administrative Agent"), Barclays Bank PLC, as Documentary Agent, ("Documentary Agent"), MeesPierson, N.V. and The Chase Manhattan Bank as Co-Agents ("Co-Agents"), and NationsBank of Texas, N.A., Barclays Bank PLC, MeesPierson, N.V. The Chase Manhattan Bank and Societe Generale, Southwest Agency as Banks (the "Banks").

                             W I T N E S S E T H:


     WHEREAS, TEL, Triton Energy Corporation, a Delaware corporation ("TEC"), Administrative Agent, Documentary Agent, Co-Agents and the Banks entered into that certain Credit Agreement dated as of August 30, 1996 (as amended by a First Amendment to Credit Agreement dated as of April 4, 1997 and an Agreement to Release Triton Energy Corporation and Second Amendment to Credit Agreement dated as of July 21, 1997, each by and among TEL, TEC, Administrative Agent, Documentary Agent, Co-Agents and the Banks, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement as amended hereby); and

     WHEREAS, pursuant to the Credit Agreement the Banks made a Loan to TEL and TEC, and certain Issuers issued certain Letters of Credit on behalf of TEL and TEC; and

     WHEREAS, pursuant to a Release dated August 1, 1997, executed by each Agent and each Bank, TEC was released from its obligations as a Borrower under the Credit Agreement; and

     WHEREAS, TEL has requested that the Credit Agreement be amended in certain respects.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, TEL, each Agent and each Bank hereby agree as follows:

     Section 1. Amendments. Subject to the satisfaction of the condition precedent set forth in Section 3 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, the Credit Agreement shall be amended, in the manner provided in this Section 1 effective as of September 30, 1997; provided, that, the amendment to the definition of "Consolidated Current Liabilities" set forth in
Section  1.1  hereof  shall  be  effective  as  of  July  1,  1997.

     1.1 Amendment  to  Definitions.  The definition of "Consolidated
Current Liabilities" and "Loan Papers," contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

     "Consolidated Current Liabilities" means, for any Person at any time, (a) the current liabilities of such Person and its Consolidated Subsidiaries at such time, minus, (b) in the case of TEL and its Subsidiaries (I) the current portion of Debt of any such Person described under clause (a) of the definition of "Debt") herein contained, and (ii) liabilities under the Existing Advance Payment Contract which are not past due.

     "Loan Papers" means this Agreement, the First Amendment, the certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.2 Amendment to Section 8.1(a). Section 8.1(a) of thee Credit Agreement shall be amended to read in full as follows:

"(a)          During  the  period  from  and including the Closing Date to but excluding March 31, 1998, TEL, will not, nor will TEL permit any of its Subsidiaries to, incur, become or remain liable for any Debt or Advance Payment Contract Liabilities which causes the sum of (i) the aggregate total Debt of TEL and its Subsidiaries and (ii) the aggregate total Advance Payment Contract Liabilities of TEL and its Subsidiaries, in each case on a consolidated basis, to exceed $650,000,000."

1.3. Amendment to Section 8.1(b). Section 8.1(b) of the Credit Agreement shall be amended to read in full as follows:

                            (Intentionally Omitted)

1.4 Amendment to Section 8.1(c). Section 8.1(c) of the Credit Agreement shall be amended to delete the words "Production Milestone Date" in the first line thereof and to insert in place thereof "March 31, 1998".

1.5 Amendment to Section 8.1(d). Section 8.1(d) of the Credit Agreement shall be amended to read in full as follows:

     "(d)          TEL  will not permit TEC or any Subsidiary of TEC to incur, become or remain liable for any Debt other than (i) Permitted ECA Debt, (ii) Debt under Hedge Transactions provided that the Net Hedge Transaction Exposure for all Hedge Transactions to which TEC and Subsidiaries of TEC are parties shall not exceed $5,000,000 at any time, (iii) other Debt incurred prior to September 24, 1997 or after September 24, 1997, but pursuant to binding commitments entered into prior to September 24, 1997, not to exceed $10,000,000 outstanding at any time in the aggregate, and (iv) Debt owed to TEL or any of its Subsidiaries."

1.6 Amendment to Section 8.1(e). Section 8.1(e) of the Credit Agreement shall be amended to revise clause (iii) thereof to read in full as follows:

     "(iii)          other Debt incurred prior to September 24, 1997, or after
September 24, 1997, but pursuant to binding commitments entered into before September 24, 1997, not to exceed, $10,000,000 outstanding at any time in the aggregate."

1.7 Amendment to Section 8.1(g). Section 8.1(g) of the Credit Agreement shall be amended to read in full as follows:

     "(g) From and after the Closing Date, neither Borrower will incur or become liable for any Debt (other than the Obligations), or permit any Subsidiary of either Borrower to incur or become liable for any Debt which requires any mandatory payment, prepayment, retirement, redemption, defeasance or repurchase of principal of such Debt (including any Debt payable upon demand) to be made at any time prior to April 30, 1998 other than (i) Refinancing Debt, (ii) subject to clause (f) above, Debt of TEL or any of its Subsidiaries owed to TEL or any other of its Subsidiaries, (iii) Preceding, Debt entered into before September 24, 1997, or after September 24, 1997 but pursuant to binding commitments entered into before September 24, 1997 in an aggregate principal amount outstanding at any time not exceeding $10,000,000."

1.8 Amendment to Section 8.1 to add Subsections (i) and (j). Section 8.1 shall be amended to add new subsections (i) and (j) thereto which shall read as follows:

     "(i) From and after September 24, 1997 TEL will not, and TEL will not permit any of its Subsidiaries to incur any Debt, pursuant to any loan agreement, credit agreement, promissory notes, indenture or other agreement evidencing, governing or otherwise pertaining to Debt of TEL or any of its Subsidiaries (any "Debt Instrument") if (a) the financial covenants or events of default contained in such Debt Instrument (or other provisions which, although characterized differently have the effect of being a financial covenant or event of default) are less favorable (individually and not in the aggregate) to TEL and its Subsidiaries than the financial covenants and events of default set forth herein and in the other Loan Papers, or (b) such Debt Instrument includes financial covenants or events of default (or other provision which, although characterized differently, have the effect of being a financial covenant or event of default) which are not contained in this Agreement, unless such different financial covenants, events of default or other provisions, by their express terms, are not operative until this Agreement has been terminated and the Obligations have been paid in full."

     "(j)         Promptly following execution of the Third Amendment TEL will provide true and correct copies of all Debt Instruments to which it or any of its Subsidiaries is a party to each Bank. Thereafter, promptly following its execution of any Debt Instrument by TEL or any of its Subsidiaries, TEL will provide a true and correct copy of such Debt Instrument to each Bank."

     Section 2. Representations and Warranties of Borrower. To induce the Banks and Agents to enter into this Third Amendment, TEL hereby represents and warrants to each Bank and each Agent as follows:

     (a) Each representation and warranty of TEL contained in the Credit Agreement and the other Loan Papers will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

     (b) The execution, delivery and performance by TEL of this Third Amendment are within TEL's corporate powers, have been duly authorized by necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority, do not violate or constitute a default under any provision of Law or any agreement binding upon TEL or any of its Material Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of TEL or any of its Subsidiaries other than Permitted Encumbrances.

     (c) This Third Amendment constitutes the valid and binding obligation of TEL enforceable against TEL in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     (d) TEL has no defense to payment, counterclaim or right of set-off with respect to the Obligations existing on the date hereof.

     Section 3. Conditions Precedent to Amendment. The effectiveness of the amendments to the Credit Agreement contained in Section 1of this Third Amendment are subject to the payment by TEL to Administrative Agent for the ratable benefit of the Banks of an Amendment Fee in the amount of $156,250. TEL acknowledges that such fee is payable to compensate the Banks for evaluating and underwriting this Third Amendment and does not constitute consideration for the use, forbearance or detention of money.

     Section  4.          Miscellaneous.

     4.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect.

     4.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     4.3 Legal Expenses. TEL hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

     4.4 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until all parties have
executed  a  counterpart.    Facsimiles  shall  be  effective  as  originals.

     4.5 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.6 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

                                         TRITON  ENERGY  LIMITED,
                                         a  Cayman  Islands  company

                                        By:  __________________________
                                        Its:  __________________________



                                        ADMINISTRATIVE  AGENT:

                                        NATIONSBANK  OF  TEXAS,  N.A.


                                        By:  __________________________
                                        Its:  __________________________





                                        DOCUMENTARY  AGENT:

                                        BARCLAYS  BANK  PLC

                                        By:  __________________________
                                        Its:  __________________________


                                        CO-AGENTS:

                                        MEESPIERSON  N.V.


                                        By:  __________________________
                                        Name:  ________________________
                                        Title:  _________________________

                                        THE  CHASEMANHATTAN  BANK


                                        By:  __________________________
                                        Name:  ________________________
                                        Title:  _________________________

                                        BANKS:

                                        NATIONSBANK  OF  TEXAS,  N.A.


                                        By:  __________________________
                                        Name:  ________________________
                                        Title:  _________________________

                                        BARCLAYS  BANK  PLC


                                        By:  __________________________
                                        Name:  ________________________
                                        Title:  _________________________

                                        THE  CHASE  MANHATTAN BANK


                                        By:  __________________________
                                        Name:  ________________________
                                        Title:  _________________________


                                        MEESPIERSON  N.V.


                                        By:  __________________________
                                        Name:  ________________________
                                        Title:  _________________________


                                        SOCIETE  GENERALE
                                           SOUTHWEST  AGENCY


                                        By:  __________________________
                                        Name:  ________________________
                                        Title:  _________________________